UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2013

SQN AIF IV, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-184550	36-4740732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 William Street, 26th Floor, New York, New York	10038
(Address of Principal Executive Offices)	(Zip Code)

(212) 422-2166
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm.

On June 1, 2013, SQN AIF IV, L.P. (the “Partnership”) was informed by its independent registered public accounting firm, Holtz Rubenstein Reminick LLP (“HRR”) that it has combined its practice (the “Merger”) with Baker Tilly Virchow Krause, LLP (“Baker Tilly”) effective as of June 1, 2013. As a result of the Merger, HRR effectively resigned as the Partnership’s independent registered public accounting firm and Baker Tilly, as the successor to HRR following the Merger, became the Partnership’s independent registered public accounting firm. The engagement of Baker Tilly was approved by the Partnership’s General Partner’s Board of Directors on June 1, 2013.

The principal accountant’s reports of HRR on the balance sheet of the Partnership as of and for the period ended December 31, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period ended December 31, 2012 and through the effective date of the Merger, there were no disagreements with HRR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to HRR’s satisfaction would have caused HRR to make reference thereto in connection with its report on the balance sheet for such period. During the period ended December 31, 2012 and through June 1, 2013, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided Baker Tilly (as successor by merger of HRR) with a copy of the foregoing disclosure and requested Baker Tilly to furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by Baker Tilly, dated June 4, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On June 1, 2013, the General Partner of the Partnership approved the engagement of Baker Tilly as the Partnership’s independent registered public accounting firm, effective as of June 1, 2013.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter dated June 4, 2013 from Baker Tilly to the Securities and Exchange Commission regarding change in certifying accountant of the Partnership.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQN AIF IV, L.P. By: SQN AIF IV GP, LLC, its General Partner

Date: June 4, 2013	By:	/s/ Jeremiah J. Silkowski
Jeremiah J. Silkowski, President